Fees Summary	Jan. 16, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	9,997,224.32
Total Transaction Valuation	72,391,197,110.91
Total Offset Amount	0.00
Net Fee	$ 9,997,224.32